UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
December 20, 2005

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
Commission File No. 1-11775
TIMCO AVIATION SERVICES, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	65-0665658
(State Or Other Jurisdiction Of	(IRS Employer
Incorporation Or Organization)	Identification No.)
623 Radar Road
Greensboro, North Carolina 27410
(Address Of Principal Executive Offices)
(336) 668-4410 (x8010)

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On December 20, 2005, TIMCO Aviation Services, Inc. appointed Ron Utecht as the Company’s President and Chief Operating Officer. In connection with his joining the Company as an executive officer, Mr. Utecht has entered into an employment agreement with the Company. Under that agreement, Mr. Utecht will receive a base salary of $350,000 per annum. He will also have an opportunity to earn a bonus equal to 100% of his base compensation based on performance. The employment agreement terminates on December 31, 2007 and is subject to one-year renewals thereafter.
The above is a summary of Mr. Utecht’s employment agreement with the Company and is qualified in its entirety by Mr. Utecht’s employment agreement with the Company, a copy of which is attached hereto as Exhibit 10.1 to this Form 8-K and is hereby incorporated by reference. Further, a copy of the press release announcing that Mr. Utecht has joined the Company’s senior management is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
The information regarding Mr. Utecht’s appointment as an executive officer of the Company is incorporated herein by reference to Item 1.01 of this Form 8-K. Mr. Utecht, age 62, was employed by United Airlines for 39 years. Before his retirement in 2003, Mr. Utecht held various management positions with United, including Senior Vice President of Maintenance and Engineering, in which he was responsible for all of United’s maintenance and engineering operations with oversight for more than 16,000 employees. Since August 2003, Mr. Utecht has been a consultant to TIMCO.
Effective December 20, 2005, the following former executive officers of the Company are no longer employed by the Company and are no longer serving as executive officers of the Company: (i) Gil West, the Company’s former President and Chief Operating Officer, (ii) Jack Arehart, the Company’s former Senior Vice President of Business Development, and (iii) Don Mitacek, the Company’s former Senior Vice President of Operations.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Employment Agreement, dated as of December 20, 2005, between the Company and Ron Utecht

99.1	Press release issued December 21, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIMCO Aviation Services, Inc.

	By:	/s/ James H. Tate.

James H. Tate Executive Vice President

Dated: December 27, 2005

Index to Exhibits

Exhibit Number	Description of Exhibit

10.1	Employment Agreement, dated as of December 20, 2005, between the Company and Ron Utecht

99.1	Press release issued December 21, 2005.

4